                                                                    EXHIBIT 10.1

                      AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS AMENDMENT TO ASSET PURCHASE AGREEMENT  ("Amendment") is made this 13th day of November,  2014, by and between Sonant Systems,  Inc.,  formerly known as
Networking  Partners,  Inc.,  a  Nevada  corporation  ("Purchaser"),   and  Chad
Steinhart ("Seller"),  an individual  ("Seller"),  all such persons and entities being referred to herein as "Parties".

                                    RECITALS:

     A. The Parties entered into that certain Asset Purchase  Agreement on April
22, 2014 ("Agreement"),  pursuant to the terms and conditions of which Purchaser agreed to buy and Seller agreed to sell certain assets described in Exhibit A to the Agreement ("Assets");

     B. The  Parties  desire  to amend  the  Agreement,  specifically  Exhibit A thereto,  in order to clarify that the Purchaser did not acquire a business from
Seller, but just certain assets of Seller.

     NOW,  THEREFORE,  for good and  valuable  consideration,  the  receipt  and sufficiency  of which are hereby  acknowledged,  the Parties do hereby  agree as follows:

     1.  Definitions.  Unless otherwise defined in this Amendment or the context otherwise  requires,  each term used in this  Amendment  with its initial letter capitalized  which has been  specially  defined in the Agreement  shall have the same meaning herein as given to such term in the Agreement.

     2. Amendments to Exhibit A to the Agreement.  Exhibit A to the agreement is hereby  amended to read in its entirety as set forth in the  attached  Exhibit A attached  hereto  and  incorporated  herein by  reference.  No other  changes or amendments are being made to the Agreement.

     3.  Continuing  Effect.  Except  as  expressly  modified  by the  terms and provisions of this Amendment,  each of the terms and provisions of the Agreement are unchanged and continued in full force and effect.

     4. Parties Bound.  This Amendment  shall be binding upon the parties hereto and their respective successors and assigns.

     5. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making  proof of this  Amendment  to produce  or account  for more than a single counterpart  containing the  respective  signatures of, or on behalf of, each of the parties  hereto.  Any signature page to any counterpart may be detached from
such counterpart  without  impairing the legal effect of the signatures  thereon and thereafter attached to another  counterpart  identical thereto except having attached to it additional  signature pages.  Delivery of an executed counterpart of this  Amendment  by  facsimile  transmission  shall be binding upon the party executing and delivering such counterpart.

     IN WITNESS  WHEREOF,  the parties hereto have executed this Amendment as of the day and year set forth above.

                                   SELLER:

                                   By: /s/ Chad Steinhart
                                       -----------------------------------------
                                       Chad Steinhart

                                   PURCHASER:

                                   Sonant Systems, Inc.

                                   By: /s/ Daniel C. Lancer
                                       -----------------------------------------
                                       Daniel C. Lancer, Chief Executive Officer

                                   EXHIBIT "A"

1.   The name, reputation and ownership of the domain  www.SonantTelecom.com and
     www.SonantTelecom.net.

2.   The  Logo  attached  to  the  domain  www.SonantTelecom.com   "Sonant  from
     Consonant. Meaning as of sound.

3.   Ownership of the domain www.CallPerformanceMetrics.com.

4.   Ownership of the domain www.LeadInfoPortal.com.

5.   Rights to the Facebook fan page www.Facebook.com/SonantTelecom.

6.   Rights to the twitter account for Sonant Telecom.

7.   Search  engine  optimization  work  behind  www.SonantTelecom.com  and  its placement.

8.   Rights for the LinkedIn  Account of Sonant Telecom and Chad Steinhart which promotes the integration.

9.   Proprietary  software  code that is  solely  owned by Chad  Steinhart  that integrates and combines the different platforms to create an ITSP.

10.  Relationships  and people or companies  that might use the web  development portal created by Chad Steinhart in order to generate  monthly  reoccurring revenue for services in the future.

11.  Relationships  established  that  allow  for the  integration  to make  the
     technology   work   including   vendors,   hosting,    datacenters,    VoIP
     telecommunications  providers, merchant service gateways, merchant provider and/or bandwidth providers.

12.  Integration of the portal to Telintas PortaOne  soft-switches which include both front end web development and back end portal design.

13.  Front End Web Design for Sonant Telecom which  includes:  Integration  with
     Authorize.net  payment  gateway,  Shopping Cart and Client Portal  Entrance allows admin and user login.

14.  Front End Integration  with back end CMS admin that controls  integrations:
     Allows   complete   control  of  Front  End  content,   allows   Choice  of
     telecommunications   products   within   Telinta's   Telecore,   PortaOne's
     PortaSwitch  Procinctus  platform  and  integration  with ITSP  Vendors  to provide termination and origination of both inbound and outbound calling.

15.  Unique  Integrations  with  vendors  to allow  quick  provisioning  of VoIP
     Telephone lines and PBX functionality.  This proprietary integration allows a  reduction  of  working  staff to support  the  business:  This  includes integration  and  relationship  with 19  Engineers  who monitor and develop around the clock to maintain 100% uptime  guarantee.  The highest uptime in the industry today.  Around-the-clock access to experienced technical staff
     24/7/365.

/s/ Enzo Taddei                                   /s/ Chad Steinhart
------------------------------                    ------------------------------
Enzo Taddei                                       Chad Steinhart

16.  Access to the Ukrainian development team which are now paid per maintenance and per new development and no longer permanent  staffing which cuts costs.
     Unique  integration  to allow for CMS of any type of investor  information.
     Unique  integration  to allow approval  system for accredited  investors so only approved can see pertinent information.

17.  Administrative   Customer   Relationship   Management  (CRM)  for  possible
     investors and approval investors system to see offering documentation.

18.  Unique trouble management system or Ticket management system (TMS)

19.  Unique  checkout  cart  integration  with  PortoOne's   billing   platform,
     authorize.net integration and Citibank Merchant Services.

20.  PCI  compliance  with Citibank to allow web credit card  information  to be secure when transmitted.

21.  Integration  of  Databases  with  Telintas  and PortaOne to allow or create daily backups of all servers and billing data. This state-of-the-art unique offsite backup process replicates the data created daily and then safeguard it in multiple locations using cloud technologies.

22.  Proprietary  integration  with Telinta;s  Telecor and  Procinctus  Platform which allows communication between Sonant's backend interface and Telinta's
     Telecor which infrastructure  consists of 36 servers with PortaOne licenses allowing  the  environments  to have triple  redundancy.  This  integration programmed in Cake PHP utilizes SOAP and POST / GET integrates Sonant's web portal and controls the equipment which allows the Sonant system to perform the ITSP function that it's capable of.

23.  Customer portal allowing control of their own hosted PBX environment  which allows web integration  with Telinta's  Telecore and PortaOne's  Procinctus
     Platform allowing the layperson to monitor and control their business class phone system in a simple user friendly manner.

24.  Setup of all telecom products in Telinta PortaOne Procintus Platform.  This includes the programming of wholesale VoIP dollar loads, programming of the
     product  of  predictive  dialer  licenses,   programming  of  call  groups,
     programming  allowing charges for call recording,  programming to allow for call  queues,  programming  to allow  for  conference  rooms  and  charges, programming  for  telecom  inbound  trunks  and toll free  inbound  trunks, programming for International long distance services,  programming allowing predictive  dialers,  programming  allowing for charging for seat lease for dialers,  programming for charging for long distance charges for predictive dialers at different  rates,  programming  for  geographic  phone lines and charges,  programming  for allowing to charge for Pay Per Call at different increments,  programming for unlimited inbound and outbound phone calls and its monthly residual charges,  programing for metered phone lines and their charges,  programming  for time clock for employees,  programming  for auto attendants  and their  charges,  programming  for inbound and  outbound fax solutions and its charges,  programming for international long distance and the rates that are associated with calling to different areas,  programming for voice mailboxes and its charges.

/s/ Enzo Taddei                                   /s/ Chad Steinhart
------------------------------                    ------------------------------
Enzo Taddei                                       Chad Steinhart

25.  Programming  system to allow for both  Prepaid and postpaid  VoIP  billing, allowing  real-time  CDRs and call  metrics,  to allow  complete  wholesale solutions as well as retail  soft-switch  solutions that give comprehensive reports. System will give real-time analysis of calls and call logs. System is  highly  customizable  for  future  programming  needs  and  allows  for multi-language  users in its separate  administrative web portal and allows
     for  custom  IVR  programming.   The  system  will  allow  calculations  in
     multiple-currency  for  billing in  different  geographic  areas and has an
     Auto-fetch  current Exchange Rates algorithm to get current exchange rates.
     The system has the  ability to do  flexible  call  routing  (LCR,  Priority based,  fail-over,  adaptive).  System  will  allow  integration  with many different  payment  providers  and gateways to allow credit card and PayPal payments.  System will allow  customized  invoices for each person who uses the system as an ITSP.  System  programmed to allow for NAT Traversal which is completely  support.  Entire system set to be CODEC transparent to allow quickest navigation and lowest latency. System allows transparent H-323 and
     SIP protocol  conversion and logs. System can be set for voice VPN (Virtual
     Private Network) options to allow in areas where VoIP cannot be transverse.
     System is not closed end and will allow full XML SOAP API  integrations  in the future.

26.  Coding and  integration  to Telicor and  Portaone to allow  telephone  line provisioning less than one minute.

27.  Proprietary web integration  and  development of Call  Performance  Metrics
     Dashboard.

28.  Proprietary web integration and development of Call Switchboard.

29.  Full  diagnostic  guide  and  support  system  included  to  trouble  shoot problems.

30.  Plus any and all related  assets,  including  trade  secrets,  intellectual property, drawings,  engineering plans, etc. necessary for the Purchaser to access,  exploit and market the Assets and their derivative  businesses and income streams.

     WHEREAS,  the Purchaser  represents that the following assets acquired have been  acknowledged  partially  completed and are also included with the sale for purchase for future development and rollout:

     *    Web  development  of  proprietary  Call  Metrics  Dashboard  for  Call
          Performance Marketing that will be released in Asia to be the only one of its kind with no competition in the area.
     *    Partial  code  and  developmental  stage  of  a  smartphone  softphone application for both IPhone and Android.
     *    Preliminary  drawings  and design of a dual sim card system for IPhone
          and  Android  that  will  allow   banding  and  bonding  of  bandwidth
          aggregation.
     *    Preliminary  code  for  the  development  of  the  bonding   bandwidth
          application.
     *    Partial code and development and integration of front end website with backend portal redesign to allow it to be responsive and be updated.

/s/ Enzo Taddei                                   /s/ Chad Steinhart
------------------------------                    ------------------------------
Enzo Taddei                                       Chad Steinhart

     WHEREAS,  the Seller  represents that the following  assets acquired are complementary to the Purchaser and included in the sale:

     *    The domain www.SonantTelecom.com and www.SonantTelecom.net.
     *    The Social Media surrounding Sonant Telecom.
     *    Search Engine Optimization of the above domains and social media.
     *    Predictive dialer integrated for licensing for large call centers.
     *    Proprietary  code and  development  of  system  nicknamed  "Caller  ID
          Thingy",  (CIT for short)  allowed  call  centers to dial into an area code using a caller id  belonging  to that area code by  automatically purchasing  the DID  before it dialed  into the called  specific  area code.

/s/ Enzo Taddei                                   /s/ Chad Steinhart
------------------------------                    ------------------------------
Enzo Taddei                                       Chad Steinhart